Exhibit 99.1

 25th Annual Needham Growth Conference  January 12, 2023  Global Merchant Photomask Leader

 Safe Harbor Statement  This presentation and some of our comments during this presentation may contain projections or other forward-looking statements such as statements regarding future events, our future financial performance, and/or the future performance of the industry. These statements are subject to predictions and contain risks and uncertainties. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission. These documents contain and identify important factors that could cause the actual results for the Company to differ materially from those contained in our projections or forward-looking statements. Certain of these factors can be found at www.photronics.com/riskfactors. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee the accuracy of any forecasts or estimates, and we are not obligated to update any forward-looking statements if our expectations change.  2

 A Compelling Investment Thesis  Delivering growth by leveraging core competencies  *Upper range of 2024 target model compared with 2022  Operating margins in the low-thirties  Free cash flow above $250M  China industry expansion(IC & FPD)  Display technology inflections  Resurgence of legacy foundry sector  A GLOBAL LEADER in the merchant photomask industry  INVESTMENT GROWTH strategy targeting EPS growth +35%*  TECHNOLOGY ALIGNED with secular growth trends  3

 Leading merchant with unmatched global presence  IC  FPD  IC & FPD  Unmatched Global Footprint  11 Strategically Located Manufacturing Facilities  Sources: SEMI 2021 Photomask Characterization Study; internal estimates  4

 Investment Strategy  Revenue Growth  Win lion’s share of the impressive growth in TAM for China IC and FPD  Supplement capacity with point tool investments and targeted expansions  Capitalize on technology leadership in AMOLED to continue improving mix  Leverage global footprint to exploit growth in “legacy foundry” business  Margin Expansion  Sustaining pricing strength in high-end and mainstream IC   Optimizing asset tool set to match end-market demand  Increasing benefit from operating leverage  Explore Strategic Partnerships

 Investment strategy is working  29% operating margin during H2 2022  5th consecutive year of record revenue  6

 Delivering on Updated Target Model  *Free Cash Flow is a non-GAAP term; see reconciliation included in this presentation  7  $M (except EPS)  2020  2021  2022  Illustrative FY 24 Target Model   Revenue  $610  $664  $825  $900  $950  $975  Gross Margin  22%  25%  36%  38-40%  40-42%  42-43%  Operating Margin  10%  14%  26%  28-30%  30-32%  32-33%  Operating Cash Flow  $143  $151  $275  $350-375  $365-380  $375-400  Free Cash Flow*  $77  $47  $166  $250-275  $235-280  $275-300  Diluted EPS  $0.52  $0.89  $1.94  $2.35-2.45  $2.50-2.55  $2.60-2.65

 “Made in China 2025” driving growth  Source: Internal Estimates  Forecast falling short of policy goals  More investment needed to meet targets  May 2022  We’re aligned with fastest growing sectors: AMOLED / LTPS & G10.5+  8

 Technology leadership improves FPD business mix  Investments aligned with secular growth trends  AMOLED & LTPS for mobile  New OLED TV technologies  G10.5+  Partners with largest panel makers  Runway left for advanced display growth  Mobile platforms  Advanced TV  Mini & Micro LED  +18% CAGR  High-End: +37% CAGR  9

 Growth in Legacy Foundry = Dynamic Mainstream Mask Market  Demand continues to exceed supply  Delivery times expanded from legacy levels  Industry cannot add capacity cost effectively  Rebirth of the ASIC mask market  Moore’s law economics no longer working for much of the logic market  Mask to silicon revenue of 3% in mainstream vs 1% for over-all semiconductor market  Pricing leverage  Double digit increases implemented in Taiwan and China  Pricing environment improved globally.  10

 Financial Discipline Improves Shareholder Value  Targeted investments drive top-line growth in excess of market  Operating leverage and cost reductions expand margins  Target operating margins low-thirties  Target incremental margins 50%  Strong cash flow generation fortifies balance sheet  Capital deployment priorities to improve ROIC

 Net income attributable to Photronics, Inc. shareholders of $37.1M ($0.60/share)  Investing in mainstream IC capacity to capitalize on market growth trends  IC: -3% Q/Q, +25% Y/Y  FPD: -8% Q/Q, -3% Y/Y  To China: +8% Q/Q; +39% Y/Y  Committed to driving long-term, profitable growth through strategic investments  $79M generated from operating activity  $66M invested in capex  $42M total long-term debt; reduced debt $69M Y/Y  Cash balance  $320M  Revenue was  $210.3M  -4%Q/Q  +16%Y/Y  12/13/2022  12  Q4 2022 Summary  $ 39M  S-T Investments

 Fifth consecutive year of record revenue, as customers continue to trust us for their photomask needs  Gross and operating margins in target model range during second half of 2022  Net income attributable to Photronics, Inc. shareholders of $118.8M ($1.94/share)  IC: +29%  FPD: +14%  To China: +55%  5th consecutive year of record revenue, demonstrating effectiveness of investment strategy  $275M generated from operating activity  $112M invested in capex  $166M in free cash flow*  Cash balance  $320M  Revenue was a record  $824.5M  +24%  12/13/2022  13  2022 Summary  *Free Cash Flow is a non-GAAP term; see reconciliation included in this presentation  $ 39M  S-T Investments

 Income Statement Summary - Quarter  $M (except EPS)  Q422  Q322  Q/Q  Q421  Y/Y  Revenue  $ 210.3  $ 219.9  (4%)  $ 181.3  16%  Gross Profit  $ 80.3  $ 83.9  (4%)  $ 51.9  55%  Gross Margin  38.2%  38.1%  10 bps  28.7%  950 bps  Operating Income  $ 60.5  $ 63.7  (5%)  $ 33.5  81%  Operating Margin  28.8%  29.0%  (20 bps)  18.5%  1,030 bps  Non-operating income  $ 10.8  $ 3.6  $ 7.2  $ 3.8  $ 7.0  Income tax provision  $ 16.1  $ 18.1  ($ 2.0)  $ 8.7  $ 7.4  Minority interest  $ 18.2  $ 18.0  $ 0.2  $ 8.8  $ 9.4  Net income*  $ 37.1  $ 31.2  19%  $ 19.8  87%  Diluted EPS*  $ 0.60  $ 0.51  $ 0.09  $ 0.33  $ 0.27  Days in quarter  92  91  1  91  1  Margins essentially flat Q/Q as cost management and IC price realization offset impact of lower revenue  Non-operating income primarily consists of unrealized FX gain  Minority interest from strong net income of IC JVs in Taiwan and China  12/13/2022  14  *Net income attributable to Photronics, Inc. shareholders

 Income Statement Summary – Full Year  Margins continued improving through the year driven by improved demand profile and pricing environment combined with strong cost control  Non-operating income primarily consists of unrealized FX gain  Minority interest from strong net income of IC JVs in Taiwan and China  12/13/2022  15  *Net income attributable to Photronics, Inc. shareholders

 $M  Q422  Q322  Q/Q  Q421  Y/Y  High-End*  $ 44.3  $ 52.7  (16%)  $ 42.6  4%  Mainstream  $ 111.9  $ 108.6  3%  $ 82.9  35%  Total  $ 156.2  $ 161.3  (3%)  $ 125.4  25%  IC Photomask Revenue  12/13/2022  High-end declined Q/Q on lower foundry/logic demand in Asia  Continued mainstream growth from chip proliferation in consumer products, IoT, 5G, and Crypto supporting higher ASPs  Outlook  New designs by customers to gain market share and support technology roadmap  Regionalization driving investments for global chip capacity  Expanding ASPs on positive supply/demand balance  *28nm and smaller  Total may differ due to rounding  16

 FPD Photomask Revenue  12/13/2022  Lower Q/Q high-end demand for mobile displays and G10.5+ for ultra-large screen TVs  Mainstream increased sequentially as we filled capacity from high-end decline  Outlook  Mobile demand should recover with rollout of new designs  Technology development drives demand for higher-value masks  *≥G10.5, AMOLED and LTPS  $M  Q422  Q322  Q/Q  Q421  Y/Y  High-End*  $ 43.4  $ 50.7  (14%)  $ 41.0  6%  Mainstream  $ 10.6  $ 8.0  33%  $ 14.9  (28%)  Total  $ 54.1  $ 58.7  (8%)  $ 55.8  (3%)  Total may differ due to rounding  17

 Select Financial Data  Cash includes cash equivalents and long-term investments  Debt primarily comprised of US equipment leases and local China loans; reduced debt $69M in 2022  Full-year capex (net of gov’t subsidies) mostly mainstream IC capacity & facility expansion  Balance sheet able to fund investments, share repurchases, and strategic M&A opportunities  Total share repurchases of $68M under current (Sep 2020) $100M authorization  12/13/2022  *Net cash defined is a non-GAAP term; see reconciliation included in this presentation  18

 Summary  2022 was 5th consecutive year of record revenue, growing 13% CAGR over that period  Our leadership position is expanding – growing more quickly than markets  With a business model demonstrated to deliver increasing shareholder value  Margin expansion creates earnings power  Strong cash flow generation  Strategic use of cash to fund growth and enhance shareholder returns  Moving forward, investment focus is to drive accretive growth

 A Compelling Investment Thesis  Delivering growth by leveraging core competencies  *Upper range of 2024 target model compared with 2022  Operating margins in the low-thirties  Free cash flow above $250M  China industry expansion(IC & FPD)  Display technology inflections  Resurgence of legacy foundry sector  A GLOBAL LEADER in the merchant photomask industry  INVESTMENT GROWTH strategy targeting EPS growth +35%*  TECHNOLOGY ALIGNED with secular growth trends  20

 For Additional Information:  John P. Jordan  Executive Vice President & CFO  203.740.5671  jjordan@photronics.com   Thank you for your interest!

 Appendix

 Total Revenue  12/13/2022  23  IC  FPD  Total may differ due to rounding

 IC Photomask Revenue  12/13/2022  24  Mainstream  High-End  High-End: 28nm and smaller; total may differ due to rounding

 FPD Photomask Revenue  12/13/2022  25  Mainstream  High-End  High-End: ≥G10.5, AMOLED and LTPS; total may differ due to rounding

 Non-GAAP Financial Measures  12/13/2022  26

 Non-GAAP Financial Measures  12/13/2022  27